Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Cherry Technologies Inc.

2 Embarcadero Center, 8th Floor

San Francisco, California 94111

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Cherry Securitization Trust 2026-1. Cherry Technologies Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Truist Securities, Inc., Barclays Capital, Inc., CRB Securities, LLC and CIBC World Markets Corp. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 18, 2026, representatives of the Company provided us with an unsecured consumer loan listing, with respect to 190,910 unsecured consumer loans (the “Initial Unsecured Consumer Loan Listing”). At the Company’s instruction, we randomly selected 200 unsecured consumer loans (the “Initial Sample Loans”) from the Initial Unsecured Consumer Loan Listing.

Further, on February 27, 2026, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2026 with respect to each of the 190,910 unsecured consumer loans set forth on the Initial Unsecured Consumer Loan Listing (the “Initial Statistical Loan File”).

On May 1, 2026, representatives of the Company provided us with an unsecured consumer loan listing, with respect to 275,475 unsecured consumer loans (the “Subsequent Unsecured Consumer Loan Listing”). At the Company’s instruction, we randomly selected 200 unsecured consumer loans that were not Initial Sample Loans (the “Subsequent Sample Loans”) from the Subsequent Unsecured Consumer Loan Listing. The Initial Sample Loans and Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

Further, on May 3, 2026, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business April 30, 2026 with respect to each of the 275,475 unsecured consumer loans set forth on the Subsequent Unsecured Consumer Loan Listing (the “Subsequent Statistical Loan File”).

Member of Deloitte Touche Tohmatsu Limited

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

Characteristics

1.  Loan number (for informational purposes only)

2.  Origination date

3.  Down payment amount

4.  Projected close at origination

5.  Gross amount

6.  Original loan term (months)

7.  Annual percentage rate (APR)

8.  State of residence

9.  Days past due

10.  Current principal balance

11.  Current loan status

12.  Merchant name

13.  Merchant ID

14.  Vantage score

15.  Remaining term (months)

16.  Auto pay indicator (yes/no)

17.  Final scheduled payment date

18.  Down payment percentage

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 17. to electronic loan files, prepared, created and delivered by the Company on February 27, 2026 for the Initial Sample Loans and May 3, 2026 for the Subsequent Sample Loans, from the Company’s servicing system, as of the close of business January 31, 2026 and April 30, 2026, respectively (collectively the “Servicer System File”).

We compared Characteristic 18. to the quotient of (i) the down payment amount and (ii) the gross amount (each as set forth on the Loan Agreement).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of five days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 2. and 9., differences of two days or less are deemed to be “in agreement.”

The unsecured consumer loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File or Subsequent Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 26, 2026